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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 4, 1997
                   AMERICAN MANAGEMENT SYSTEMS, INCORPORATED
             (Exact name of Registrant as specified in its Charter)

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
Delaware                                                             0-9233                              54-0856778
(State of Incorporation)                                    (Commission File Number)         (IRS Employer Identification Number)

4050 Legato Road
Fairfax, Virginia                                                                                           22033
(Address of principal executive offices)                                                                 (Zip Code)
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                                 (703) 267-8000
              (Registrant's telephone number, including area code)
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ITEM 5.    OTHER EVENTS.

         On September 4, 1997, the Registrant issued a press release regarding a reduction in the Company's projected net income for 1997. A copy of the press release is attached as Exhibit A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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                                                            AMERICAN MANAGEMENT SYSTEMS, INCORPORATED




Date:  September 12, 1997                                   By:/s/ Frank A. Nicolai
-------------------------                                      --------------------------------------------------------------
                                                              Executive Vice President, Secretary and Treasurer
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                                                                       Exhibit A
              [AMERICAN MANAGEMENT SYSTEMS, INC. NEWS LETTERHEAD]


For Immediate Release                              NASDAQ Ticker Symbol: AMSY

September 4, 1997                                      Contact:  Jim Marshall
                                                  American Management Systems
                                                                (703)267-5405

                                                                Pauline Weger
                                                  American Management Systems
                                                                (703)267-5053

             AMS REDUCES ESTIMATED 1997 NET INCOME BY $9.5 MILLION

                      SWISS TELECOM CANCELS MAJOR PROJECT

                   EPS ESTIMATED AT $0.72-0.81 VS. $0.95-1.03

Fairfax, VA - American Management Systems (AMS) announced today that it is reducing projected net income for 1997 by approximately $9.5 million because of the cancellation by Swiss Telecom of the second phase of the Customer Care and Billing Systems Project. The decision by Swiss Telecom not to proceed with the second phase came unexpectedly at the end of phase one. AMS met all of its commitments under phase one and was anticipating the continuation of the project.

This development, which follows the previously reported wind-down of the Cellnet project (press release dated August 13, 1997), will adversely affect AMS's 1997 financial performance. After allowing for redeployment of staff and other measures to offset the effects, net earnings per share will be approximately $0.22 lower than the guidance the company previously provided.

AMS's business is to partner with clients to achieve breakthrough performance through the intelligent use of information technology. AMS is an international business and information technology consulting firm providing strategic consulting services, systems integration and customized software solutions. AMS, which completed its 27th consecutive year of growth, is headquartered in Fairfax, Virginia, with 53 offices worldwide. AMS's revenues for 1996 were $812 million.

AMS is one of the top 15 consulting firms in the world. AMS reported 1996 international revenues of $278 million, representing 34% of AMS's total revenues. The firm has 13 offices in nine countries throughout Europe, with European headquarters in Frankfurt, Germany.

AMS's site on the World Wide Web is:  http://www.amsinc.com

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